UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2005

LAUREATE EDUCATION, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-22844	52-1492296
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1001 Fleet Street, Baltimore, Maryland 21202

(Address of principal executive offices)         (ZIP Code)

Registrant’s telephone number, including area code: (410) 843-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01    Other Events

     As of April 30, 2005, there are 6,501,618 securities to be issued upon exercise of outstanding options or lapse of restrictions on restricted shares and there are 54,021 remaining securities available for future issuance under Equity Compensation Plans.  The weighted average exercise price of options outstanding as of April 30, 2005 is $15.86.  The weighted average remaining contractual life of options outstanding as of April 30, 2005 is 4.2 years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAUREATE EDUCATION, INC.

/s/ Sean R. Creamer
	Name:	Sean R. Creamer
	Title:	Senior Vice President and
Chief Financial Officer

Date: June 13, 2005